UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2019

CRANE CO.

(Exact name of registrant as specified in its charter)

Delaware	1-1657	13-1952290
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 First Stamford Place, Stamford, CT		06902
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 203-363-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 8 – OTHER EVENTS

Item 8.01.	Other Events.

As previously disclosed, on June 17, 2019, CR Acquisition Company (the “Purchaser”), a wholly owned subsidiary of Crane Co. (the “Company”), commenced a tender offer to purchase all outstanding shares of common stock, par value $0.01 per share (the “Shares”), of CIRCOR International, Inc. (“CIRCOR”) for $45.00 per Share, net to the seller in cash, without interest and less any required withholding taxes (together with any amendments or supplements thereto, the “Tender Offer”). Also as previously disclosed, on July 8, 2019, the Purchaser amended the Tender Offer to, among other things, increase the price to be paid for the Shares to $48.00 per Share, net to the seller in cash, without interest and less any required withholding taxes. The terms and conditions of the Tender Offer are set forth in the Schedule TO filed by the Company and the Purchaser with the Securities and Exchange Commission (the “SEC”) on June 17, 2019, as subsequently amended on June 24, 2019, July 2, 2019, July 8, 2019 and July 15, 2019.

On July 15, 2019, the Company issued a press release announcing that the Company and the Purchaser, absent substantive engagement, will cease its efforts to acquire CIRCOR and will not extend the Tender Offer past 12:00 midnight, New York City time, on Friday, July 19, 2019 (which is the end of the day on July 19, 2019). The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated July 15, 2019, issued by Crane Co.

Important Notice Regarding Forward-Looking Statements

The information in this Form 8-K may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current beliefs, expectations, plans, assumptions and objectives regarding the future financial performance of the Company and CIRCOR and are subject to significant risks and uncertainties. Such risks and uncertainties include, but are not limited to, risks related to the expected timing and likelihood of completion of a potential transaction between the Company and CIRCOR, including the risk that the potential transaction may not occur, and the risk that any announcements relating to the potential transaction could have adverse effects on the market price of the Company’s or CIRCOR’s common stock. Any discussions contained in this communication, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in these forward-looking statements. Such factors are detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, CIRCOR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and subsequent reports filed with the SEC, and will be found in the definitive proxy statement that may be filed with the SEC by CIRCOR if a negotiated transaction is agreed to. Such reports are available on the SEC’s website (www.sec.gov). The Company does not undertake to update any forward-looking statements.

Additional Information and Where to Find It

On June 17, 2019, the Purchaser, a wholly owned subsidiary of the Company, commenced a cash tender offer for all outstanding Shares of common stock of CIRCOR not already owned by the Company or any of its subsidiaries, subject to the terms and conditions set forth in the Offer to Purchase, dated as of June 17, 2019, as subsequently amended on June 24, 2019, July 2, 2019, July 8, 2019 and July 15, 2019 (the “Offer to Purchase”). The purchase price to be paid upon the successful closing of the cash tender offer is $48.00 net per Share in cash, without interest and less any required withholding tax, subject to the terms and conditions set forth in the Offer to Purchase and the related Letter of Transmittal that accompanies the Offer to Purchase. The offer is scheduled to expire at 12:00 midnight, New York City time, on Friday, July 19, 2019 (which is the end of the day on July 19, 2019), unless further extended in the manner set forth in the Offer to Purchase.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The tender offer is being made pursuant to a tender offer statement on Schedule TO (including the Offer to Purchase, the related Letter of Transmittal and other offer materials) filed by the Company and its subsidiary, CR Acquisition Company, with the SEC on June 17, 2019, as amended, and which will be further amended as necessary. INVESTORS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. Investors may obtain the tender offer statement on Schedule TO, as well as other filings containing information about the Company and CIRCOR, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain the Company’s SEC filings in connection with the transaction, free of charge, from the Company’s Web site (www.craneco.com). The Offer to Purchase, the related Letter of Transmittal and other offer materials may also be obtained for free by contacting the Information Agent for the tender offer, Innisfree M&A Incorporated at (888) 750-5834 (toll-free for stockholders) or (212) 750-5833 (collect for banks and brokers).

This communication shall not constitute a solicitation of a proxy from any stockholder. This communication relates only to a proposal that the Company has made for a business combination with CIRCOR. In furtherance of the acquisition proposal, and subject to future developments, the Company and CIRCOR may file additional relevant materials with the SEC, including that CIRCOR may file a preliminary proxy statement on Schedule 14A if a negotiated transaction is agreed to. Following the filing of the definitive proxy statement with the SEC (if and when available), CIRCOR will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about the Company and CIRCOR, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain the Company’s SEC filings in connection with the transaction, free of charge, from the Company’s Web site (www.craneco.com).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.
Date: July 15, 2019
	By:	/s/ Anthony M. D’Iorio
		Name:	Anthony M. D’Iorio
		Title:	Vice President, General Counsel and Secretary

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